UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2011 (May 24, 2011)

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One West Exchange Street, Suite 5A, Providence, Rhode Island 02903

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)                                  On May 24, 2011, LIN TV Corp. (the “Company”) held its annual meeting of stockholders.

(b)                                 The following is a summary of the final voting results for each matter presented to the stockholders at the meeting.  The Company’s inspector of election certified all such voting results:

(i) The election of three members to our Board of Directors to serve as Class II directors for a term of three years:

	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
Peter S. Brodsky	87,913,557	5,950,146	7,678,700
Douglas W. McCormick	88,182,930	5,680,773	7,678,700
Michael A. Pausic	91,602,525	2,261,178	7,678,700

(ii) The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011:

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
99,506,032	207,940	1,828,431	0

(iii) A non-binding advisory vote approving the compensation paid by the Company to its named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative discussion in the Company’s 2011 Proxy Statement:

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
78,204,053	10,100,519	5,559,131	7,678,700

(iv) A non-binding advisory vote on the frequency of the stockholder advisory vote on executive compensation:

Number of Votes
ONE YEAR	10,730,281
TWO YEARS	106,587
THREE YEARS	78,060,682
ABSTAIN	4,966,153
BROKER NON-VOTES	7,678,700

(v) A stockholder proposal that the Board of Directors take the necessary steps in compliance with state law, to declassify the Board for the purpose of director elections:

Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
12,203,586	79,828,787	1,831,330	7,678,700

(d) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation:  In accordance with the stockholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and the Board of Directors’ recommendation in the Proxy Statement for the 2011 Annual Meeting of Stockholders, the Company’s Board of Directors has determined that future stockholder advisory (non-binding) votes on executive compensation will occur once every three years.  Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the Company’s 2014 Annual Meeting of Stockholders.  The next required stockholder advisory (non-binding) vote regarding the frequency interval will be held in six years at the Company’s 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN TV Corp.

Date: May 26, 2011	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President Controller